UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2007

QuantRx Biomedical Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-17119 (Commission File Number)	33-0202574 (IRS Employer Identification No.)

100 S. Main Street, Suite 300 Doylestown, Pennsylvania (Address of Principal Executive Offices)	18901 (Zip Code)

(267) 880-1595
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously reported in its Current Report on Form 8-K that was filed with the Securities and Exchange Commission on April 19, 2007, QuantRx Biomedical Corporation (“QuantRx”) closed the transactions contemplated by a “stage 2” investment agreement with Fluoropharma, Inc. (“FluoroPharma”). Immediately after the closing, QuantRx owned approximately 57.7% of the outstanding shares of common stock of FluoroPharma. This Amendment No. 1 on Form 8-K/A amends and supplements the April 19, 2007 Form 8-K of QuantRx to include financial statements and pro forma financial information.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements of the business acquired required by this item were not included in the Current Report on Form 8-K filed with the Commission on April 19, 2007. The financial statements are being provided pursuant to this amended report.

The audited financial statements of FluoroPharma as of December 31, 2006 and 2005 and for the years then ended and for the period June 13, 2003 (inception) through December 31, 2006 (unaudited) and the accompanying report of Rucci, Bardaro & Barrett, PC, independent auditors are filed with this Form 8-K/A as Exhibit 99.1.

The unaudited financial statements of FluoroPharma as of March 31, 2007 and for the three months ended March 31, 2007 and 2006 and the period June 13, 2003 (inception) through March 31, 2007, and the accompanying report of Rucci, Bardaro & Barrett, PC, independent auditors, are filed with this Form 8-K/A as Exhibit 99.2.

(b) Pro Forma Financial Information

The financial information required by this item was not included in the Current Report on Form 8-K filed with the Commission on April 19, 2007. The financial information is being provided pursuant to this amended report.

The unaudited pro forma financial information included with this Form 8K/A has been prepared to illustrate the pro forma effects of the acquisition of a majority interest in FluoroPharma. The unaudited pro forma condensed combined balance sheet as of March 31, 2007 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and for the three months ended March 31, 2007 are filed with this Form 8-K/A as Exhibit 99.3. The unaudited pro forma condensed combined balance sheet as of March 31, 2007 combines the unaudited condensed balance sheet of QuantRx as of March 31, 2007 and the unaudited balance sheet of FluoroPharma as of March 31, 2007 and gives effect to the acquisition as if the acquisition occurred on March 31, 2007. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and for the three months ended March 31, 2007 give effect to the acquisition as if the acquisition occurred on January 1, 2006, the first day of QuantRx' fiscal year. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 combines the audited statement of operations of QuantRx for the year ended December 31, 2006 with the audited statement of operations of FluoroPharma for the year ended December 31, 2006. The unaudited pro forma combined statement of operations for the three months ended March 31, 2007 combines the unaudited statement of operations of QuantRx for the three months ended March 31, 2007 with the unaudited statement of operations of FluoroPharma for the three months ended March 31, 2007. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition actually occurred on the dates indicated or what may result in the future.

(c) Not Applicable

(d) Exhibits

Exhibit Number:	Description of Exhibit
Exhibit 99.1

The audited financial statements of FluoroPharma as of December 31, 2006 and 2005 and for the years then ended and for the period June 13, 2003 (inception) through December 31, 2006 (unaudited) and the accompanying auditor's report.

Exhibit 99.2

The unaudited financial statements of FluoroPharma as of March 31, 2007 and for the three months ended March 31, 2007 and 2006 and the period June 13, 2003 (inception) through March 31, 2007 and the accompanying auditor's report.

Exhibit 99.3

The unaudited pro forma condensed combined balance sheet as of March 31, 2007 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and for the three months ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTRX BIOMEDICAL CORPORATION
Date: July 6, 2007	By:	/s/ Walter Witoshkin
Walter Witoshkin President and Chief Executive Officer